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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 19, 1999
                        (Date of earliest event reported)

                          FIRST MANITOWOC BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-25983


WISCONSIN                                                    39-1435359
(State or other jurisdiction                         (I.R.S. Identification No.)
Employer of incorporation)


402 NORTH 8TH STREET
MANITOWOC, WISCONSIN                                             54221
(Address of principal executive offices)                         (Zip Code)




                                  (920)684-6611
              (Registrant's telephone number, including area code)




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ITEM 5.        OTHER EVENTS

         PROSPECTIVE ACQUISITION

         On August 19, 1999, First Manitowoc Bancorp, Inc., a Wisconsin corporation and registered bank holding company (the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") with Dairy State Financial Services, Inc., a Wisconsin corporation and registered bank holding company ("Dairy State"), providing for the merger (the "Merger") of Dairy State with a wholly owned subsidiary of Registrant. Following the Merger, Dairy State will be liquidated and Dairy State Bank, Plymouth, Wisconsin, Dairy State's Wisconsin chartered bank subsidiary, will merge (the "Bank Merger") with and into First National Bank in Manitowoc, Registrant's national bank subsidiary.

         According to the terms of the Agreement, as a result of the Merger, Dairy State Shareholders will receive cash in the amount of $4,662.33 for each of the 2,900 shares of outstanding common stock of Dairy State or an aggregate of $13,520,757.00.

         The Registrant has also entered into a Voting Agreement with the holders of a majority of the outstanding shares of common stock of Dairy State in which such shareholders agree to vote their shares in favor of the transaction.

         The Registrant anticipates the Merger will be consummated during the fourth quarter of 1999. Consummation of the Merger is subject to certain conditions, including, but not limited to, approval of the Agreement by Dairy State's shareholders and the receipt of all required regulatory approvals.

         The Agreement is attached hereto as an exhibit and is incorporated herein by reference in its entirety. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.





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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

         2.1 Agreement and Plan of Merger, dated August 19, 1999, between First Manitowoc Bancorp, Inc. and Dairy State Financial Services, Inc.

         2.2 Voting Agreement, dated August 19, 1999, between the principal shareholders of Dairy State Financial Services, Inc. and First Manitowoc Bancorp, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST MANITOWOC BANCORP, INC.



Date: August 24, 1999               By:
                                           -------------------------------------
                                           Thomas J. Bare, President








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                                INDEX TO EXHIBITS

EXHIBIT                                                            SEQUENTIAL
NUMBER                      DESCRIPTION                            PAGE NUMBER
-------                     -----------                            -----------

 2.1             Agreement and Plan of Merger, dated
                 August 19, 1999, by and between First Manitowoc
                 Bancorp, Inc. and Dairy State Financial Services, Inc.

 2.2 Voting Agreement, dated August 19, 1999, between the principal shareholders of Dairy
                 State Financial Services, Inc., and First
                 Manitowoc Bancorp, Inc.